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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8 - K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): OCTOBER 17, 2001



                              SYMANTEC CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


      0-17781                                             77-0181864
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


 20330 STEVENS CREEK BOULEVARD, CUPERTINO, CALIFORNIA                   95014
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     (Address of Principal Executive Offices)                         (Zip Code)



                                 (408) 253-9600
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              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5: Other Events

     On October 17, 2001, Symantec Corporation issued a press release announcing that it intends to raise, subject to market and other conditions, a total of $425 million through a private offering of convertible subordinated notes (which amount does not give effect to an option granted to the initial purchaser to acquire an additional $75 million in principal amount of the notes). The offering will be made to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended. A copy of the press release is filed as Exhibit 99.01 and incorporated herein by reference.

Item 7: Financial Statements and Exhibits

     (c)  Exhibits.

     The  following exhibits are filed herewith:

     99.01 Press release of Symantec Corporation dated October 17, 2001.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 17, 2001

                                     SYMANTEC CORPORATION



                                     By: /s/ Art Courville
                                         -----------------------------------
                                         Art Courville
                                         Senior Vice President and
                                         General Counsel


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                                  EXHIBIT INDEX

Exhibit
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 99.01    Press release of Symantec Corporation dated October 17, 2001.

                                        4